TYG LISTED NYSE

Yield

Growth

Quality

2010 1st Quarter Report

February 28, 2010

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by us that are typically primarily invested in MLP issuer direct placements.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

March 31, 2010

Dear Fellow Stockholders,

Energy infrastructure companies continued to perform well in the first quarter of 2010. We believe the strong performance was a result of the improving U.S. economic outlook, steady business fundamentals and healthy access to capital for MLP companies. TYG’s mix of portfolio companies is intended to minimize volatility and exposure to commodity prices and we believe its investments are positioned for continued strength in 2010.

Master Limited Partnership Sector Review and Outlook

The energy infrastructure sector’s first quarter 2010 price performance overcame broader concerns about the economic recovery, and ended impressively. For our quarter ended Feb. 28, 2010, the Tortoise MLP Index™ achieved a total return of 12.8 percent, outperforming the broader U.S. equity market by 11.5 percent. The outperformance resulted from, in our view, favorable underlying business fundamentals. Demand for refined products stabilized, particularly for gasoline, as the improving economy returned more consumers to the roadways. Natural gas transmission operations benefited from their fee-based contract structure.

MLPs raised more than $2.5 billion in equity and more than $6 billion in debt in the first quarter, using the proceeds primarily for acquisitions and organic growth. We view this trend positively, as the capital raised was at increasingly attractive levels. We expect further issuances as MLPs are forecast to invest more than $15 billion through 2012 on new pipeline and storage construction projects to connect new areas of supply to demand centers. While distribution growth slowed in the past year given the uncertainty in the capital markets, we expect distribution growth of three to five percent in 2010 from TYG’s portfolio companies.

Company Performance Review and Outlook

For the quarter ended Feb. 28, 2010, our total return based on market value, including the reinvestment of distributions, was 5.2 percent as compared to a total return of 16.5 percent for the prior quarter ended Nov. 30, 2009 and a return of 24.0 percent for the prior year’s quarter ended Feb. 28, 2009. We completed a new equity offering in January which temporarily impacted stock price; however, our stock has rebounded since the end of the quarter.

We paid a distribution of $0.54 per common share ($2.16 annualized) to our stockholders on March 1, 2010, unchanged from the previous quarter. This represents an annualized yield of 7.1 percent based on the closing price of $30.46 on March 1, 2010, a dramatic change compared to a 12.1 percent yield based on the closing price of $17.91 on March 2, 2009. We expect to maintain a quarterly distribution of $0.54 per share this year.

Early in the quarter, we completed the refinancing of all our remaining auction rate leverage. Our longer-term leverage of approximately $243 million, excluding our bank credit facility, is comprised of 70 percent private placement debt and 30 percent publicly-traded preferred with a weighted average fixed rate of 5.92 percent and weighted average laddered maturity of approximately 6.5 years. We have also reduced our long-term leverage target to 25 percent of total assets at the time of incurrence from our previous target of 33 percent. Our leverage as of Feb. 28, 2010 was 21.2 percent of total assets.

As a result of our policy of reducing total leverage, and refinancing out of the auction rate market, our distributable cash flow coverage ratio has been reduced. We plan to resume growing our distributions when we have achieved adequate confidence that any such increase is sustainable. Additional information about our financial performance and use of leverage is available in the Management’s Discussion of this report.

Conclusion

We believe MLPs provide a compelling risk adjusted current yield relative to other asset classes. We expect the fee-based nature of cash flows, modest leverage and adequate distribution coverage to continue to drive steady returns.

Thank you for investing in TYG and please plan to join us for our annual stockholders’ meeting on May 21, 2010 at 10 a.m. central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our Web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2010 1st Quarter Report     1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2009				2010
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$16,271	$16,498	$16,554	$17,654	$19,426
Dividends paid in stock	2,860	2,767	2,836	1,843	2,044
Dividends from common stock	—	—	—	—	—
Short-term interest and dividend income	6	3	—	—	—
Total from investments	19,137	19,268	19,390	19,497	21,470
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	1,413	1,769	2,083	2,253	2,584
Other operating expenses	298	317	340	338	397
	1,711	2,086	2,423	2,591	2,981
Distributable cash flow before leverage costs and current taxes	17,426	17,182	16,967	16,906	18,489
Leverage costs(2)	3,962	4,019	4,058	4,028	4,032
Current income tax expense	20	22	25	26	24
Distributable Cash Flow(3)	$13,444	$13,141	$12,884	$12,852	$14,433

Distributions paid on common stock	$12,659	$12,659	$12,752	$12,947	$14,497
Distributions paid on common stock per share	0.54	0.54	0.54	0.54	0.54
Payout percentage for period(4)	94.2%	96.3%	99.0%	100.7%	100.4%
Net realized gain (loss), net of income taxes	(7,777)	(451)	5,128	11,418	3,545
Total assets, end of period	719,479	840,247	895,475	1,000,278	1,205,941
Average total assets during period(5)	699,809	762,040	878,521	948,734	1,114,507
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	260,250	247,500	244,400	250,400	255,375
Leverage as a percent of total assets	36.2%	29.5%	27.3%	25.0%	21.2%
Unrealized appreciation, net of income taxes, end of period	25,452	115,053	152,114	218,575	291,147
Net assets, end of period	433,698	510,535	542,223	613,601	753,374
Average net assets during period(7)	422,065	458,511	533,801	587,503	689,774
Net asset value per common share	18.50	21.78	22.92	25.53	28.06
Market value per share	20.65	25.28	25.82	29.50	30.46
Shares outstanding	23,442,791	23,442,791	23,659,394	24,037,087	26,845,987

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	11.09%	10.03%	8.76%	8.24%	7.81%
Operating expenses before leverage costs and current taxes	0.99%	1.09%	1.09%	1.10%	1.08%
Distributable cash flow before leverage costs and current taxes	10.10%	8.94%	7.67%	7.14%	6.73%
As a Percent of Average Net Assets
Distributable cash flow(3)	12.92%	11.37%	9.58%	8.77%	8.49%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, other non-recurring leverage expenses and amortization of debt issuance costs; and decreased by distributions to preferred stockholders and current taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $12,400,000 as of February 28, 2010.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current and deferred income tax expense and leverage costs.

2      Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Market values of our MLP investments increased during 1st quarter 2010 from their levels at November 30, 2009. This contributed to an increase of $73 million in unrealized appreciation (net of income taxes) during the quarter but also increased asset-based expenses. During the quarter we completed the redemption of all our remaining auction rate securities, issued private placement notes and completed public offerings of Mandatory Redeemable Preferred (“MRP”) stock and common stock. In addition, we reduced our long-term leverage target to 25 percent of total assets at the time of incurrence and provided guidance that we expect to maintain a $0.54 quarterly distribution for fiscal year 2010. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other recurring leverage expenses, distributions to preferred stockholders as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 1st quarter 2010 was approximately $21.5 million, representing a 12 percent increase as compared to 1st quarter 2009 and a 10 percent increase or approximately $2 million as compared to 4th quarter 2009. Of the $2 million increase, approximately $1.8 million was due to distributions received from the investment of the net proceeds from our common stock issuance and incremental leverage, with the remainder reflecting distribution increases from our MLP investments.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.08 percent of average total assets for the 1st quarter 2010 as compared to 0.99 percent for the 1st quarter 2009 and 1.10 percent for the 4th quarter 2009. The increase of 0.09 percent from 2009 is primarily due to the expiration of the 0.10 percent expense reimbursement in February 2009. Advisory fees for the 1st quarter 2010 increased 15 percent from 4th quarter 2009 as a result of increased average managed assets. Average managed assets increased primarily as a result of increasing MLP asset values and the net proceeds from our common stock issuance and incremental leverage. Yields on our MLP investments have generally reverted to their long-term historical average. All else being equal, if MLP yields continue to tighten, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses for the 1st quarter 2010 increased as compared to 4th quarter 2009 as a result of increased franchise payments to various states.

Leverage costs consist of two major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $4.0 million for the 1st quarter 2010, relatively unchanged as compared to the 1st quarter 2009 and 4th quarter 2009.

The weighted average annual rate of our longer-term fixed-rate leverage is 5.92 percent. This rate does not include balances on our bank line of credit which accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent. Our weighted average rate may vary in

2010 1st Quarter Report     3

Management’s Discussion (Unaudited) (Continued)

future periods as our leverage matures or is redeemed. Additional information on our leverage and refinancing activity is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2010, our DCF was approximately $14.4 million, an increase of 7.4 percent as compared to 1st quarter 2009 and 12.3 percent as compared to 4th quarter 2009. The increases are the net result of increased distributions and expenses as outlined above. We declared and paid a distribution of $14.5 million, or 100.4 percent of DCF, during the quarter. On a per share basis, we declared a $0.54 distribution on February 8, 2010. This is unchanged as compared to 1st quarter 2009 and 4th quarter 2009.

Market values of our assets and asset-based expenses have increased more than the distributions from our MLPs over the last year, eroding the cushion we built into our distribution payout percentage in early 2009. Factoring in moderate increases in projected distributions we receive from MLPs, projected expenses and our desire to reestablish a cushion in our distribution payout percentage, we expect to maintain quarterly distributions to our stockholders of $0.54 per share during 2010.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2010 (in thousands):

Net Investment Loss, before Income Taxes	$(5,271)
Adjustments to reconcile to DCF:
Dividends paid in stock	2,044
Return of capital on distributions	16,932
Amortization of debt issuance costs	771
Amortization of other leverage expenses	224
Distributions to auction preferred stockholders	(243)
Current income tax expense	(24)
DCF	$14,433

Liquidity and Capital Resources

We had total assets of $1.2 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 1st quarter 2010, total assets increased $205 million from $1 billion to approximately $1.2 billion. This change was primarily the result of an increase in realized and unrealized gain on investments of approximately $106 million during the quarter (excluding return of capital on distributions received during the quarter), the receipt of net proceeds of approximately $82 million from the issuance of 2.8 million shares of our common stock and the increase of approximately $18 million in incremental leverage supported by the common stock issuance.

Total leverage outstanding at February 28, 2010 of $255.4 million is comprised of approximately $170 million in senior notes, $73 million in preferred shares and $12.4 million outstanding under the credit facility. Total leverage represented 21.2 percent of total assets at February 28, 2010, as compared to 25.0 percent as of November 30, 2009 and 36.2 percent as of February 28, 2009. We established a new long-term leverage target ratio of 25 percent of total assets at time of incurrence, a reduction from our previous target ratio of 33 percent. Further, temporary increases of up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

During the quarter we completed the refinancing of all our remaining auction rate leverage by issuing a total of $73 million liquidation value of MRP stock. The MRP stock is mandatorily redeemable on December 31, 2019 and pays a monthly distribution at an annual rate of 6.25 percent. The MRP stock is listed on the NYSE under the symbol TYG Pr A and is rated AA and A1 by Fitch Ratings and Moody’s Investor Services, Inc., respectively. On December 21, 2009, we used the proceeds from the MRP stock issuance to redeem our $70 million of auction rate preferred shares. The auction rate preferred shares had been in a special rate period since September 2007.

On December 21, 2009, we issued $59,975,000 aggregate amount of private placement notes. The $29,975,000 Series F Notes carry a fixed interest rate of 4.50 percent and mature on December 21, 2012. The $30,000,000 Series G Notes carry a fixed interest rate of 5.85 percent and mature on December 21, 2016. Proceeds from these issuances were used to redeem the $60,000,000 Series A auction rate notes on December 21, 2009. The Series A Notes had been in a special rate period since September 2007.

As a result of these transactions, we no longer have any outstanding auction rate securities. Our longer-term leverage (excluding our bank credit facility) of $242,975,000 is comprised of 70 percent private placement debt and 30 percent publicly traded preferred equity with a weighted average fixed rate of 5.92 percent and remaining weighted average laddered maturity of approximately 6.5 years.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 8 and Note 9 in the Notes to Financial Statements. Our coverage ratios are updated each week and available on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2009 were comprised of 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the entire amount of the 2009 distribution. This information is reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2010, our investments are valued at $1.2 billion, with an adjusted cost of $735 million. The $465 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments and net operating losses. At February 28, 2010, the balance sheet reflects a deferred tax liability of approximately $178 million or $6.65 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4       Tortoise Energy Infrastructure Corp.

Schedule of Investments February 28, 2010
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 159.7%(1)

Crude/Refined Products Pipelines — 68.4%(1)
United States — 68.4%(1)
Blueknight Energy Partners, L.P.(2)	342,162	$3,695,350
Buckeye Partners, L.P.	781,500	45,944,385
Enbridge Energy Partners, L.P.	1,684,900	86,300,578
Holly Energy Partners, L.P.	616,000	26,235,440
Kinder Morgan Management, LLC(3)	1,840,914	105,576,441
Magellan Midstream Partners, L.P.	1,626,700	73,591,908
NuStar Energy L.P.	894,600	51,341,094
Plains All American Pipeline, L.P.	1,239,100	68,658,531
Sunoco Logistics Partners L.P.	799,000	54,220,140
		515,563,867
Natural Gas/Natural Gas Liquids Pipelines — 61.2%(1)
United States — 61.2%(1)
Boardwalk Pipeline Partners, LP	1,837,546	55,016,127
Duncan Energy Partners L.P.	604,335	15,404,499
El Paso Pipeline Partners, L.P.	1,514,900	39,220,761
Energy Transfer Equity, L.P.	554,110	17,908,835
Energy Transfer Partners, L.P.	2,065,200	95,577,456
Enterprise Products Partners L.P.	3,097,300	101,467,548
ONEOK Partners, L.P.	634,700	38,494,555
Spectra Energy Partners, LP	493,020	14,780,740
TC PipeLines, LP	1,481,600	54,671,040
Williams Partners L.P.	177,700	6,901,868
Williams Pipeline Partners L.P.	726,500	21,206,535
		460,649,964
Natural Gas Gathering/Processing — 19.3%(1)
United States — 19.3%(1)
Copano Energy, L.L.C.	999,440	23,786,672
DCP Midstream Partners, LP	1,106,100	34,090,002
MarkWest Energy Partners, L.P.	1,066,900	31,558,902
Regency Energy Partners LP	295,400	6,274,296
Targa Resources Partners LP	1,822,225	45,555,625
Western Gas Partners LP	205,075	4,384,504
		145,650,001
Propane Distribution — 10.2%(1)
United States — 10.2%(1)
Inergy, L.P.	2,135,500	77,134,260
Shipping — 0.6%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	156,200	4,262,698
Total Master Limited Partnerships and
Related Companies (Cost $734,644,539)		1,203,260,790
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government
Portfolio — Class I, 0.03%(4) (Cost $14,774)	14,774	14,774
Total Investments — 159.7%(1)
(Cost $734,659,313)		1,203,275,564
Other Assets and Liabilities — (27.5%)(1)		(206,926,488)
Long-Term Debt Obligations — (22.5%)(1)		(169,975,000)
Mandatory Redeemable Preferred Shares
at Redemption Value — (9.7%)(1)		(73,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$753,374,076

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing.
(3)	Security distributions are paid-in-kind.
(4)	Rate indicated is the current yield as of February 28, 2010.

See accompanying Notes to Financial Statements.

2010 1st Quarter Report	5

Statement of Assets & Liabilities February 28, 2010
(Unaudited)

Assets
Investments at fair value (cost $734,659,313)	$1,203,275,564
Prepaid expenses and other assets	2,665,251
Total assets	1,205,940,815
Liabilities
Payable to Adviser	1,747,194
Distribution payable to common stockholders	14,496,833
Accrued expenses and other liabilities	2,514,162
Current tax liability	21,917
Deferred tax liability	178,411,633
Short-term borrowings	12,400,000
Long-term debt obligations	169,975,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 7,300,000 shares outstanding)	73,000,000
Total liabilities	452,566,739
Net assets applicable to common stockholders	$753,374,076
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 26,845,987 shares issued
and outstanding (100,000,000 shares authorized)	$26,846
Additional paid-in capital	463,774,148
Accumulated net investment loss, net of income taxes	(41,620,041)
Undistributed realized gain, net of income taxes	40,046,603
Net unrealized appreciation of investments, net of income taxes	291,146,520
Net assets applicable to common stockholders	$753,374,076
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$28.06

Statement of Operations Period from December 1, 2009 through February 28, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$19,425,942
Less return of capital on distributions	(16,931,565)
Net distributions from master limited partnerships	2,494,377
Dividends from money market mutual funds	72
Total Investment Income	2,494,449
Operating Expenses
Advisory fees	2,583,670
Administrator fees	108,921
Professional fees	66,732
Franchise fees	58,324
Reports to stockholders	40,088
Custodian fees and expenses	32,953
Directors’ fees	29,737
Fund accounting fees	22,335
Registration fees	10,053
Stock transfer agent fees	3,891
Other operating expenses	24,422
Total Operating Expenses	2,981,126
Interest expense	2,638,535
Distributions to mandatory redeemable preferred stockholders	988,551
Amortization of debt issuance costs	771,284
Other leverage expenses	385,743
Total Leverage Expenses	4,784,113
Total Expenses	7,765,239
Net Investment Loss, before Income Taxes	(5,270,790)
Current tax expense	(23,069)
Deferred tax benefit	1,617,323
Income tax benefit, net	1,594,254
Net Investment Loss	(3,676,536)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	5,713,266
Deferred tax expense	(2,168,756)
Net realized gain on investments	3,544,510
Net unrealized appreciation of investments, before income taxes	116,976,174
Deferred tax expense	(44,404,154)
Net unrealized appreciation of investments	72,572,020
Net Realized and Unrealized Gain on Investments	76,116,530
Distributions to Auction Preferred Stockholders	(243,068)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$72,196,926

See accompanying Notes to Financial Statements.

6	Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2009
	through	Year Ended
	February 28, 2010	November 30, 2009
	(Unaudited)
Operations
Net investment loss	$(3,676,536)	$(4,715,122)
Net realized gain on investments	3,544,510	8,318,498
Net unrealized appreciation of investments	72,572,020	243,398,679
Distributions to auction preferred stockholders	(243,068)	(4,435,816)
Net increase in net assets applicable to common stockholders resulting from operations	72,196,926	242,566,239
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(14,496,833)	(51,017,299)
Total distributions to common stockholders	(14,496,833)	(51,017,299)
Capital Stock Transactions
Proceeds from shelf offerings of 2,808,900 and 391,700 common shares, respectively	85,728,268	10,426,227
Underwriting discounts and offering expenses associated with the issuance of common stock	(3,655,646)	(455,249)
Issuance of 202,596 common shares from reinvestment of distributions to stockholders	—	5,050,123
Net increase in net assets, applicable to common stockholders, from capital stock transactions	82,072,622	15,021,101
Total increase in net assets applicable to common stockholders	139,772,715	206,570,041
Net Assets
Beginning of period	613,601,361	407,031,320
End of period	$753,374,076	$613,601,361
Accumulated net investment loss, net of income taxes, at the end of period	$(41,620,041)	$(37,943,505)

See accompanying Notes to Financial Statements.

2010 1st Quarter Report	7

Statement of Cash Flows Period from December 1, 2009 through February 28, 2010
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$19,425,942
Dividend income received	99
Purchases of long-term investments	(111,807,666)
Proceeds from sales of long-term investments	12,804,148
Proceeds from sales of short-term investments, net	30,113
Interest expense paid	(2,007,369)
Distributions to mandatory redeemable preferred stockholders	(608,338)
Other leverage expenses paid	(52,500)
Operating expenses paid	(2,692,338)
Net cash used in operating activities	(84,907,909)
Cash Flows From Financing Activities
Advances from revolving line of credit	91,500,000
Repayments on revolving line of credit	(89,500,000)
Issuance of common stock	85,728,268
Issuance of mandatory redeemable preferred stock	73,000,000
Redemption of auction preferred stock	(70,000,000)
Issuance of long-term debt obligations	59,975,000
Redemption of long-term debt obligations	(60,000,000)
Common stock issuance costs	(3,462,578)
Debt issuance costs	(2,089,713)
Distributions paid to auction preferred stockholders	(243,068)
Net cash provided by financing activities	84,907,909
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$72,196,926
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(111,807,666)
Return of capital on distributions received	16,931,565
Proceeds from sales of long-term investments	12,804,112
Proceeds from sales of short-term investments, net	30,113
Deferred tax expense	44,955,587
Net unrealized appreciation of investments	(116,976,174)
Net realized gain on investments	(5,713,266)
Amortization of debt issuance costs	771,284
Distributions to auction preferred stockholders	243,068
Changes in operating assets and liabilities:
Decrease in prepaid expenses and other assets	336,855
Increase in payable to Adviser	204,702
Increase in current tax liability	21,917
Increase in accrued expenses and other liabilities	1,093,068
Total adjustments	(157,104,835)
Net cash used in operating activities	$(84,907,909)

See accompanying Notes to Financial Statements.

8	Tortoise Energy Infrastructure Corp.

Financial Highlights
	Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2010	2009	2008	2007	2006	2005
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$25.53	$17.36	$32.96	$31.82	$27.12	$26.53
Underwriting discounts and offering costs on issuance
of common and auction preferred stock(2)	—	—	(0.01)	(0.08)	(0.14)	(0.02)
Premiums less underwriting discounts and offering costs
on issuance of common stock(3)	0.11	0.03	0.09	0.08	—	—
Income (loss) from Investment Operations:
Net investment loss(4)(5)	(0.15)	(0.16)	(0.29)	(0.61)	(0.32)	(0.16)
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(4)(5)	3.12	10.65	(12.76)	4.33	7.41	2.67
Total increase (decrease) from investment operations	2.97	10.49	(13.05)	3.72	7.09	2.51
Less Distributions to Auction Preferred Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)	(0.11)
Total distributions to auction preferred stockholders	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)	(0.11)
Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	(0.54)	(2.16)	(2.23)	(2.19)	(2.02)	(1.79)
Total distributions to common stockholders	(0.54)	(2.16)	(2.23)	(2.19)	(2.02)	(1.79)
Net Asset Value, end of period	$28.06	$25.53	$17.36	$32.96	$31.82	$27.12
Per common share market value, end of period	$30.46	$29.50	$17.11	$32.46	$36.13	$28.72
Total Investment Return Based on Market Value(6)	5.18%	88.85%	(42.47)%	(4.43)%	34.50%	13.06%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$753,374	$613,601	$407,031	$618,412	$532,433	$404,274
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets before waiver(7)(8)(9)	31.01%	34.32%	(26.73)%	11.19%	20.03%	9.10%
Ratio of expenses (including current and deferred income tax (benefit) expense)
to average net assets after waiver(7)(8)(9)	31.01%	34.29%	(26.92)%	11.00%	19.81%	8.73%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets before waiver(7)(8)(10)	4.56%	4.34%	5.51%	4.75%	3.97%	3.15%
Ratio of expenses (excluding current and deferred income tax (benefit) expense)
to average net assets after waiver(7)(8)(10)	4.56%	4.31%	5.32%	4.56%	3.75%	2.78%
Ratio of net investment income (loss) (excluding current and deferred
income tax (benefit) expense) to average net assets before waiver(7)(8)(10)	(3.10)%	(1.65)%	(3.05)%	(3.24)%	(2.24)%	(1.42)%
Ratio of net investment income (loss) (excluding current and deferred
income tax (benefit) expense) to average net assets after waiver(7)(8)(10)	(3.10)%	(1.62)%	(2.86)%	(3.05)%	(2.02)%	(1.05)%
Ratio of net investment income (loss) (including current and deferred
income tax (benefit) expense) to average net assets before waiver(7)(8)(9)	(29.55)%	(31.63)%	29.19%	(9.68)%	(18.31)%	(7.37)%
Ratio of net investment income (loss) (including current and deferred
income tax (benefit) expense) to average net assets after waiver(7)(8)(9)	(29.55)%	(31.60)%	29.38%	(9.49)%	(18.09)%	(7.00)%
Portfolio turnover rate(7)	4.68%	17.69%	5.81%	9.30%	2.18%	4.92%

See accompanying Notes to Financial Statements.

2010 1st Quarter Report	9

Financial Highlights (Continued)
	Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2010	2009	2008	2007	2006	2005
	(Unaudited)

Short-term borrowings, end of period (000’s)	$12,400	$10,400	—	$38,050	$32,450	—
Long-term debt obligations, end of period (000’s)	$169,975	$170,000	$210,000	$235,000	$165,000	$165,000
Preferred stock, end of period (000’s)	$73,000	$70,000	$70,000	$185,000	$70,000	$70,000
Per common share amount of long-term debt obligations outstanding,
at end of period	$6.33	$7.07	$8.96	$12.53	$9.86	$11.07
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$34.39	$32.60	$26.32	$45.49	$41.68	$38.19
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)(12)	$5,531	$4,789	$3,509	$3,942	$4,051	$3,874
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)(12)	553%	479%	351%	394%	405%	387%
Asset coverage, per $25,000 liquidation value per share
of auction preferred stock(12)(13)	—	$86,262	$64,099	$58,752	$74,769	$68,008
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(13)	$40	—	—	—	—	—
Asset coverage ratio of preferred stock(12)(13)	395%	345%	256%	235%	299%	272%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006. Represents the effect of the issuance of preferred stock for the year ended November 30, 2005.
(3)	Represents the premium on the shelf offerings of $0.26 per share, less the underwriting and offering costs of $0.15 per share for the period from December 1, 2009 through February 28, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007. The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ended November 30, 2005.
(4)	The per common share data for the years ended November 30, 2008, 2007, 2006, and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(5)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(6)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2009 through February 28, 2010, the Company accrued $23,069 for current income tax expense and $44,955,587 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for current income tax expense and $185,024,497 for deferred income tax benefit. The Company accrued $42,516,321, $71,661,802, and $24,659,420 for the years ended November 30, 2007, 2006, and 2005, respectively, for current and deferred income tax expense.
(10)	The ratio excludes the impact of current and deferred income taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) February 28, 2010

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2009 through February 28, 2010, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009 and the period ended February 28, 2010, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the Company’s distributions for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2010.

Distributions to auction preferred stockholders were based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Distributions to auction preferred stockholders were accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to auction preferred stockholders were payable on the first day following the end of the rate period or the first day of the month if the rate period was longer than one month. Distributions to mandatory redeemable preferred (“MRP”) stockholders are paid on the first business day of each month and are accrued daily based on a fixed annual rate of 6.25 percent. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009 and the period ended February 28, 2010, the Company’s distributions to preferred stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the Company’s distributions for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid to preferred stockholders for the current year will be determined subsequent to November 30, 2010.

2010 1st Quarter Report	11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $245,000 related to the issuance of common stock in January 2010 were recorded to additional paid-in capital during the period ended February 28, 2010. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amounts of such capitalized costs (excluding underwriter commissions) for the Series F Notes, Series G Notes and MRP Stock issued in December 2009 were $47,480, $47,500 and $305,440, respectively.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended February 28, 2010.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, the Company is evaluating the impact of the amendment to the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

12       Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$17,463,865
Capital loss carryforwards	25,437,557
Alternative minimum tax credit carryforward	327,228
43,228,650
Deferred tax liabilities:
Basis reduction of investment in MLPs	43,697,938
Net unrealized gains on investment securities	177,942,345
221,640,283
Total net deferred tax liability	$178,411,633

At February 28, 2010, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains for the period ended February 28, 2010, as follows:

Application of statutory income tax rate	$41,096,526
State income taxes, net of federal tax benefit	3,475,592
Foreign tax expense, net of federal tax benefit	14,312
Other	392,226
Total income tax expense	$44,978,656

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2009 through February 28, 2010, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is reflected in deferred tax expense) of $23,069 and deferred federal and state income tax expense (net of federal tax benefit) of $41,450,093 and $3,505,494, respectively.

As of November 30, 2009, the Company had a net operating loss for federal income tax purposes of approximately $35,688,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $7,710,000, $22,275,000, $1,067,000 and $4,636,000 in the years ending November 30, 2025, 2026, 2027 and 2028, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $69,200,000, which may be carried forward 5 years. If not utilized, this capital loss will expire as follows: $42,900,000 and $26,300,000 in the years ending November 30, 2013 and 2014, respectively. The amount of deferred tax for these items at February 28, 2010 also includes amounts for the period from December 1, 2009 through February 28, 2010. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2009, an alternative minimum tax credit of $327,228 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of February 28, 2010, the aggregate cost of securities for federal income tax purposes was $619,543,565. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $587,612,664, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $3,880,665 and the net unrealized appreciation was $583,731,999.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2010 1st Quarter Report       13

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2010. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	February 28, 2010	(Level 1)	(Level 2)	(Level 3)
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,203,260,790	$1,203,260,790	$—	$—
Total Equity Securities	1,203,260,790	1,203,260,790	—	—
Other:
Short-Term Investment(b)	14,774	14,774	—	—
Total Other	14,774	14,774	—	—
Total	$1,203,275,564	$1,203,275,564	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2010.

The changes for all Level 3 assets measured at fair value on a recurring basis using significant unobservable inputs for the period ended February 28, 2010, are as follows:

For the period ended
February 28, 2010
Fair value beginning balance	$5,594,789
Total unrealized gains included in net increase in net assets applicable
to common stockholders	—
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers out of Level 3	(5,594,789)
Fair value ending balance	$—

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the period ended February 28, 2010, Copano Energy, L.L.C. Class D Common Units transferred out of Level 3 when they converted into unrestricted common units of Copano Energy, L.L.C.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the period from December 1, 2009 through February 28, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $111,807,666 and $12,804,112 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $169,975,000 aggregate principal amount of private senior notes, Series E, Series F, and Series G, (collectively, the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

On December 21, 2009, the Company fully redeemed its Series A Notes in the amount of $60,000,000. The weighted-average interest rate for the period from December 1, 2009 through December 21, 2009 (date of redemption) was 6.75 percent. The unamortized balance of commissions that were paid to the agent at the beginning of the special rate period was expensed in the amount of $129,918 and is included in other leverage expenses in the accompanying Statement of Operations. The unamortized balance of allocated capital costs was expensed and resulted in a loss on early redemption in the amount of $706,819, which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

Estimated fair values of the Notes were calculated, for disclosure purposes, using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rates of the Notes and the AAA corporate finance debt rate. At February 28, 2010, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were

14       Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

discounted to determine the estimated fair value. The following table shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate for each series of Notes outstanding at February 28, 2010.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series E	April 10, 2008	April 10, 2015	$110,000,000	$119,815,157	6.11%
Series F	December 21, 2009	December 21, 2012	29,975,000	31,112,852	4.50%
Series G	December 21, 2009	December 21, 2016	30,000,000	31,371,528	5.85%
			$169,975,000	$182,299,537

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 7,475,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock and 7,300,000 shares are outstanding at February 28, 2010. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on December 31, 2019. The Company issued 6,500,000 and 800,000 shares of MRP Stock on December 14, 2009 and December 21, 2009, respectively. The MRP Stock pays cash distributions on the first business day of each month at an annual rate of 6.25 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr A.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At February 28, 2010, the estimated fair value of the MRP Stock is based on the closing market price of $10.54 per share. The following table shows the mandatory redemption date, number of shares outstanding, aggregate liquidation preference, estimated fair value and the fixed rate as of February 28, 2010.

	Mandatory		Aggregate
	Redemption	Shares	Liquidation	Estimated	Fixed
Series	Date	Outstanding	Preference	Fair Value	Rate
MRP Stock	December 31, 2019	7,300,000	$73,000,000	$76,942,000	6.25%

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

At November 30, 2009, the Company had 1,400 shares of Auction Preferred I Stock and 1,400 shares of Auction Preferred II Stock outstanding with a total liquidation value of $70,000,000. On December 21, 2009, the Company fully redeemed Auction Preferred I Stock at liquidation value in the amount of $35,000,000 and Auction Preferred II Stock at liquidation value in the amount of $35,000,000. The weighted-average rate for the period from December 1, 2009 through December 21, 2009 (date of redemptions) was 6.25 percent for the Auction Preferred I Stock and 6.25 percent for the Auction Preferred II Stock.

10. Credit Facility

The Company has a revolving loan commitment amount of $70,000,000 that matures on June 20, 2010. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances on the credit facility accrue interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 28, 2010 was approximately $16,000,000 and 2.23 percent, respectively. At February 28, 2010, the principal balance outstanding was $12,400,000 at an interest rate of 2.23 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2010, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 26,845,987 shares outstanding at February 28, 2010. Transactions in common stock for the period ended February 28, 2010, were as follows:

Shares at November 30, 2009	24,037,087
Shares sold through shelf offerings	2,808,900
Shares at February 28, 2010	26,845,987

12. Subsequent Events

The Company has performed an evaluation of subsequent events through April 15, 2010, which is the date the financial statements were issued.

On March 1, 2010, the Company paid a distribution in the amount of $0.54 per common share, for a total of $14,496,833. Of this total, the dividend reinvestment amounted to $2,087,389.

2010 1st Quarter Report       15

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2010, the aggregate compensation paid by the Company to the independent directors was $35,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange in 2009 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise Energy Infrastructure Corp.

Office of the Company	ADMINISTRATOR
and of the Investment Adviser	U.S. Bancorp Fund Services, LLC
Tortoise Capital Advisors, L.L.C.	615 East Michigan St.
11550 Ash Street, Suite 300	Milwaukee, Wis. 53202
Leawood, Kan. 66211
(913) 981-1020	CUSTODIAN
(913) 981-1021 (fax)	U.S. Bank, N.A.
www.tortoiseadvisors.com	1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
Managing Directors of
Tortoise Capital Advisors, L.L.C.	TRANSFER, DIVIDEND DISBURSING
H. Kevin Birzer	AND DIVIDEND REINVESTMENT AND
Zachary A. Hamel	CASH PURCHASE PLAN AGENT
Kenneth P. Malvey	Computershare Trust Company, N.A.
Terry Matlack	P.O. Box 43078
David J. Schulte	Providence, R.I. 02940-3078
(888) 728-8784
Board of Directors of	(312) 588-4990
Tortoise Energy Infrastructure Corp.	www.computershare.com

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.	LEGAL COUNSEL
Husch Blackwell Sanders LLP
Conrad S. Ciccotello	4801 Main St.
Independent	Kansas City, Mo. 64112

John R. Graham
Independent	INVESTOR RELATIONS
(866) 362-9331
Charles E. Heath	info@tortoiseadvisors.com
Independent
STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 3/31/10
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,244
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$658
	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$166
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$89
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 2/28/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$187
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

TYG
LISTED
NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com